UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30,2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Cutwater Select Income Fund
(Class A: CPUAX)
(Class C: CPUCX)
 (Class I: CPUIX)

ANNUAL REPORT
June 30, 2013

AAM/Cutwater Select Income Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Supplemental Information	27
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Cutwater Select Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

www.aammutualfunds.com

Since inception on April 19, 2013, the AAM / Cutwater Select Income Fund’s Class I shares has had a gross return of -3.91% and a net return of -4.09%, which compares favorably against the benchmark return of -4.85% for the period ended June 28, 2013. The fund’s outperformance versus the benchmark was due to significant overweight positions in corporate bonds, particularly bank and finance, telecommunication sectors, as well as allocations to high yield securities and commercial mortgage backed securities (CMBS) in the structured sector. Although we outperformed the benchmark, our asset allocation and security selection decisions, were not enough to offset the effect of higher yields and generally wider spreads during this period. Consistent with our longer term view, the fund continues to be allocated to the spread sectors (Investment Grade Credit, High Yield Credit, CMBS, and CLOs) of the market with underweight positions in the most interest rate sensitive sectors (US Treasuries and Mortgage Backed Securities). Our expectation for continued, moderate, and sustainable GDP growth informs our overall allocation.

The influence that central bank liquidity has had on the market became readily apparent in the second quarter when Ben Bernanke’s mere suggestion that quantitative easing might slow resulted in the worst quarterly total return for the Barclays Aggregate Index (“the Agg”) in the past nine years. This widely followed benchmark index’s negative 2.32% second quarter return followed a 0.12% loss in the first quarter. The fund’s benchmark, Barclays Credit Index fared even worse, with a negative return of 3.44% during the quarter.

The downward trend in total return began on May 3 with the release of the April employment report. The report showed that new jobs created in April exceeded expectations and included a significant upward revision to previously weak March data. Ten-year Treasury yields promptly climbed over 10 basis points to 1.74% and then continued upwards, reaching 1.94 percent by May 21. Investment-grade credit spreads and non-government assets performed well during this brief period, despite the gradual rise in Treasury yields. In line with our expectations, credit outperformed Treasury securities by 31 basis points and the S&P 500 set a new all-time high of 1,669.

On May 22, Chairman Bernanke gave his Joint Economic Council testimony in which he first hinted that the prospect of tapering bond purchases could begin as soon as late 2013. Subsequent to Mr. Bernanke’s remarks, credit spreads and Treasury yields spiked sharply. The prospect of the Fed slowing its bond purchases in response to a strengthening U.S. economy should come as no surprise to market participants, but the market response seems to have revealed an underlying and widespread perception that a June announcement of tapering is too early. Rate sensitive sectors such as mortgage pass-through securities, high yield bonds, preferred share classes, and dividend paying stocks fared poorly, as evidenced by massive mutual fund outflows. By early June, corporate bond spreads had given back all year-to-date gains, the Federal Reserve said nothing, and market liquidity deteriorated. The stage was set for a meaningful June 19 Federal Reserve meeting.

Cutwater’s thesis has been and remains that the rise in Treasury yields will, over time, remain gradual and orderly. Our expectation is that Fed members will continue to use verbal risk management techniques in their ongoing attempt to engineer the desired soft landing for rates. Given that the market reaction to Mr. Bernanke’s prior testimony was so sudden and disorderly, we had expected that the June 19 Fed meeting would produce a soothing acknowledgement by the Fed that the pace of recent yield increases was unjustified. An equally effective alternative would have been a reiteration of the Fed’s desire to guard against deflation, since price measures had recently softened. Such remarks would have given bond investors reason to hope that tapering would not begin as soon as many fear. We found neither of these two potentially ameliorative bits of messaging in the FOMC’s official statement and, in our opinion, heard worse during the ensuing press conference.

Separately from the official statement, Chairman Bernanke introduced the possibility of slowing bond purchases as soon as late 2013 and potentially ceasing them entirely in 2014, given the current pace of economic growth and improvements in the labor market. When asked about stress recently observed in securitized mortgage prices, he

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

expressed his view that markets are functioning normally. There was no acknowledgement of the sharp increase in Treasury yields. Slowing inflationary pressures he deemed to be “transitory” and expected a return to the 2.0 percent to 2.5 percent target range of inflation once exogenous factors like sequestration subside. It is noteworthy that St. Louis Fed President James Bullard publically opposed the Fed’s statement and actually favored more quantitative easing, given his concerns on deflation. In sum, the official rhetoric was decidedly more hawkish than Cutwater or, apparently, the markets expected. Table 1 below shows the market impact of Fed messaging.

Table 1: Milestone Dates and Performance1

	12/31/2012	Positive Payroll 05/02/2013	JEC Testimony 05/21/2013	FOMC Release 06/18/2013	06/28/2013
10 Yr Treasury Yield	1.78	1.63	1.94	2.18	2.48
IG Credit OAS	131	126	122	136	144
Agg Total Return	-	1.04%	0.07%	-1.12%	-2.44%
Credit Total Return	-	1.97%	0.64%	-1.65%	-3.60%
1. Source: Barclays

Cutwater maintains its outlook for 2013 and 2014 which sees the U.S. economy poised for self-sustaining economic growth with opportunity to surprise to the upside. We expect that credit spreads and non-government financial assets should, therefore, perform better than Treasury securities during this timeframe.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, fixed income risk, credit risk, liquidity risk, high yield (“junk”) bond risk, convertible securities risk, warrants risk, foreign investment risk, emerging market risk, currency risk, foreign sovereign risk, real estate investment trust risk, master limited partnership units risk, security lending risk, and management risk. More information about these risks may be found in the Fund’s prospectus.

Fixed Income Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and lower rated securities are more volatile than higher rated securities.

Credit Risk. An issuer of a debt security or counterparty could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Liquidity Risk. Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”), and involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities.

Convertible Securities Risk. The value of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries.

Currency Risk. Investments in financial instruments related to or denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Foreign Sovereign Risk. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Real Estate Investment Trust (REIT) Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Master Limited Partnership Units Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

Security Lending Risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks. Counterparty risk is the risk that the borrower defaults and fails to return the borrowed securities. Market risk and liquidity risk is the risk that market movements affect security value following a default thus causing a deficiency following the liquidation of collateral or that the collateral cannot be liquidated at all. Reinvestment risk is the risk that the invested cash collateral incurs losses or underperforms relative to other investment options or relative to rebates paid.

Management Risk. The skill of the Fund’s sub-advisor plays a significant role in the Fund’s ability to achieve its investment objective.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.  It is not possible to invest directly in an index.

The views in this report were those of Cutwater, the Sub-advisor, as of June 30, 2013, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

AAM/Cutwater Select Income Fund
FUND PERFORMANCE AND SUMMARY at June 30, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays Credit Bond Index. Results include the reinvestment of all dividends and capital gains.

The Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.  The index does not reflect expenses, fees or sales charge, which would lower performance.   The index is unmanaged and it is not possible to invest in an index.

Total Returns as of June 30, 2013	1 Month	Since Inception* (Cumulative)
Before deducting maximum sales charge
Class A¹	-3.24%	-4.11%
Class C²	-3.24%	-4.24%
Class I³	-3.24%	-4.09%
After deducting maximum sales charge
Class A¹	-6.18%	-6.99%
Class C²	-4.21%	-5.20%
Barclays Credit Bond Index	-2.85%	-4.86%
*	Class A, Class C, and Class I commenced operations on 4/19/2013. Class A and Class C impose higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted.  For performance current to the most recent month-end, please call (888) 966-9661.

Gross and net expense ratios for Class A shares are 1.43% and 0.99% respectively, for Class C shares are 2.18% and 1.74% respectively, and for Class I shares are 1.18% and 0.74% respectively, which are the amounts stated in the prospectus dated April 22, 2013. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expense.  In the absence of such waivers, the Fund’s returns would have been lower. The contractual fee waivers are in effect through April 30, 2014.

1
Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

2	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
3	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2013

Principal Amount		Value

	ASSET-BACKED SECURITIES – 9.0%
$1,746	AmeriCredit Automobile Receivables Trust 2010-2 2.730%, 3/9/20151	$1,747
108,000	AmeriCredit Automobile Receivables Trust 2012-3 2.420%, 5/8/20181	109,316
250,000	Ares Enhanced Loan Investment Strategy IR Ltd. 4.276%, 10/16/20201,2,3	250,353
250,000	Atrium VII 3.274%, 11/16/20221,2,3	251,278
137,375	Domino's Pizza Master Issuer LLC 5.216%, 1/25/20421,3	146,596
500,000	Goldentree Loan Opportunities V Ltd. 1.377%, 10/18/20211,2,3	497,601
350,000	LCM XIII LP 2.426%, 1/19/20231,2,3	351,951
239,172	SBI Home Equity Loan Trust 2006-1 0.343%, 4/25/20351,2,3	229,611
94,290	Sonic Capital LLC 5.438%, 5/20/20411	101,636
220,400	TAL Advantage V LLC 2.830%, 2/22/20381,3	211,382
	TOTAL ASSET-BACKED SECURITIES (Cost $2,171,529)	2,151,471

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.0%
297,000	Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13 5.582%, 9/11/20411,2	324,442
245,000	CD 2006-CD2 Mortgage Trust 5.531%, 1/15/20461,2	262,002
297,000	DDR Corp. 6.223%, 10/14/20221,3	308,760
78,000	Irvine Core Office Trust 2013-IRV 3.305%, 5/15/20481,2,3	66,472
54,888	JP Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2002-C1 6.135%, 7/12/20371,3	54,942
297,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 5.593%, 5/12/20451	320,060
227,000	ML-CFC Commercial Mortgage Trust 2006-3 5.485%, 7/12/20461,2	212,095
290,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSI 4.437%, 10/15/20302,3	255,257
175,000	Morgan Stanley Capital I Trust 2005-HQ6 5.042%, 8/13/20421	183,824

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$168,641	Spirit Master Funding LLC 5.760%, 3/20/20243	$168,641
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,246,716)	2,156,495

	CORPORATE BONDS – 72.5%
	BASIC MATERIALS – 6.1%
175,000	ArcelorMittal 6.750%, 2/25/2022	179,375
122,000	Celulosa Arauco y Constitucion S.A. 4.750%, 1/11/20221	121,170
175,000	FMG Resources August 2006 Pty Ltd. 6.875%, 4/1/20221,3	169,750
200,000	Mexichem S.A.B. de C.V. 4.875%, 9/19/20223	201,000
264,000	Newcrest Finance Pty Ltd. 4.450%, 11/15/20213	236,917
250,000	Reliance Steel & Aluminum Co. 4.500%, 4/15/20231	237,094
159,000	Teck Resources Ltd. 5.200%, 3/1/20421	134,861
194,000	Xstrata Finance Canada Ltd. 4.950%, 11/15/20213	187,815
		1,467,982

	COMMUNICATIONS – 12.6%
250,000	Cequel Communications Holdings I LLC 6.375%, 9/15/20201,3	254,375
175,000	DISH DBS Corp. 6.750%, 6/1/2021	185,938
175,000	Frontier Communications Corp. 8.500%, 4/15/2020	192,937
250,000	Historic TW, Inc. 9.150%, 2/1/2023	339,440
	MetroPCS Wireless, Inc.
101,000	6.250%, 4/1/20211,3	102,768
168,000	6.625%, 4/1/20231,3	170,940
200,000	Nara Cable Funding Ltd. 8.875%, 12/1/20181,3	208,000
115,000	NII Capital Corp. 7.625%, 4/1/20211	89,413
105,000	Qwest Corp. 7.250%, 10/15/20351	105,525
315,000	Telecom Italia Capital S.A. 6.000%, 9/30/2034	285,643

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Principal Amount		Value

	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$136,000	Telefonica Emisiones SAU 3.992%, 2/16/2016	$140,257
250,000	Telefonica Europe B.V. 8.250%, 9/15/2030	299,622
79,000	Time Warner Entertainment Co. LP 8.375%, 3/15/2023	98,401
150,000	UPCB Finance VI Ltd. 6.875%, 1/15/20221,3	155,250
200,000	Verizon Communications, Inc. 7.750%, 12/1/2030	259,106
122,000	Virgin Media Finance PLC 8.375%, 10/15/20191	132,370
		3,019,985

	CONSUMER, CYCLICAL – 2.3%
250,000	Air Canada 2013-1 Class A Pass-Through Trust 4.125%, 11/15/20263	249,375
200,000	Chrysler Group LLC 8.250%, 6/15/20211	220,750
70,000	Lear Corp. 4.750%, 1/15/20231,3	66,500
		536,625

	CONSUMER, NON-CYCLICAL – 3.0%
175,000	Fresenius Medical Care U.S. Finance, Inc. 5.750%, 2/15/20213	183,750
115,000	HCA, Inc. 7.250%, 9/15/20201	123,481
70,000	Hertz Corp. 6.900%, 8/15/2014	72,191
175,000	Mylan, Inc. 7.875%, 7/15/20201,3	201,941
136,000	Wells Enterprises, Inc. 6.750%, 2/1/20201,3	142,460
		723,823

	DIVERSIFIED – 1.4%
135,000	Boart Longyear Management Pty Ltd. 7.000%, 4/1/20211,3	127,238
214,000	Sinochem Overseas Capital Co., Ltd. 6.300%, 11/12/20403	212,131
		339,369

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY – 8.5%
$200,000	BG Energy Capital PLC 6.500%, 11/30/20721,2	$213,350
56,000	Citgo Petroleum Corp. 11.500%, 7/1/20171,3	62,160
195,000	DCP Midstream LLC 5.850%, 5/21/20431,2,3	185,737
250,000	El Paso LLC 8.050%, 10/15/2030	265,988
114,000	Enterprise Products Operating LLC 7.034%, 1/15/20681,2	127,965
100,000	IFM U.S. Colonial Pipeline 2 LLC 6.450%, 5/1/20211,3	107,160
70,000	Kinder Morgan Energy Partners LP 9.000%, 2/1/2019	89,423
250,000	Lukoil International Finance B.V. 6.125%, 11/9/20203	263,125
79,000	Noble Energy, Inc. 8.250%, 3/1/2019	99,490
100,000	Petroleum Co. of Trinidad & Tobago Ltd. 9.750%, 8/14/20193	124,500
87,000	Transocean, Inc. 6.500%, 11/15/2020	97,928
250,000	Weatherford International Ltd. 6.750%, 9/15/2040	258,643
140,000	Whiting Petroleum Corp. 6.500%, 10/1/20181	148,050
		2,043,519

	FINANCIAL – 30.8%
150,000	Akbank TAS 5.000%, 10/24/20223	139,875
175,000	Allstate Corp. 6.500%, 5/15/20671,2	189,000
105,000	American Express Co. 6.800%, 9/1/20661,2	112,088
70,000	American Financial Group, Inc. 9.875%, 6/15/2019	90,538
325,000	American International Group, Inc. 8.175%, 5/15/20581,2	396,500
	Bank of America Corp.
115,000	5.750%, 12/1/2017	127,808
170,000	5.875%, 1/5/2021	191,333
143,000	Bear Stearns Cos. LLC 6.400%, 10/2/2017	164,943

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$121,000	BioMed Realty LP 6.125%, 4/15/20201	$135,387
	Citigroup, Inc.
289,000	5.850%, 8/2/2016	323,231
112,000	3.375%, 3/1/2023	107,141
250,000	Deutsche Bank A.G. 4.296%, 5/24/20281,2	230,835
192,000	EPR Properties 5.750%, 8/15/20221	194,280
200,000	Ford Motor Credit Co. LLC 5.875%, 8/2/2021	218,050
	General Electric Capital Corp.
70,000	5.625%, 5/1/2018	80,290
140,000	5.300%, 2/11/2021	153,576
200,000	5.250%, 6/29/20491,2	191,000
49,000	Goldman Sachs Group, Inc. 2.375%, 1/22/2018	48,110
250,000	Goodman Funding Pty Ltd. 6.375%, 4/15/20213	279,981
114,000	Hartford Financial Services Group, Inc. 8.125%, 6/15/20381,2	125,685
395,000	HSBC Capital Funding LP/Jersey 10.176%, 12/29/20491,2,3	560,900
200,000	ING Bank N.V. 0.987%, 9/26/20161,2	188,700
200,000	Intesa Sanpaolo S.p.A. 3.875%, 1/16/2018	192,042
	JPMorgan Chase & Co.
184,000	4.950%, 3/25/2020	200,918
208,000	7.900%, 4/29/20491,2	235,040
	Liberty Mutual Group, Inc.
112,000	7.000%, 3/15/20371,2,3	113,120
250,000	7.800%, 3/15/20373	293,125
200,000	Lincoln National Corp. 6.050%, 4/20/20671,2	195,936
200,000	MetLife, Inc. 10.750%, 8/1/20691	309,000
250,000	Morgan Stanley 5.500%, 7/24/2020	269,221
227,000	Prudential Financial, Inc. 5.875%, 9/15/20421,2	227,567

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$100,000	SAFG Retirement Services, Inc. 8.125%, 4/28/2023	$123,459
131,000	Travelers Cos., Inc. 6.250%, 3/15/20371,2	142,135
236,000	Turkiye Garanti Bankasi AS 5.250%, 9/13/20223	220,955
250,000	UBS A.G. 7.625%, 8/17/2022	274,362
350,000	Wachovia Capital Trust III 5.570%, 3/29/20491,2	343,437
		7,389,568

	INDUSTRIAL – 0.9%
112,000	Alliant Techsystems, Inc. 6.875%, 9/15/20201	118,720
87,000	Holcim U.S. Finance Sarl & Cie SCS 6.000%, 12/30/20193	97,142
		215,862

	TECHNOLOGY – 0.3%
80,000	Apple, Inc. 3.850%, 5/4/2043	71,058

	UTILITIES – 6.6%
200,000	AGL Capital Corp. 5.875%, 3/15/20411	227,809
297,000	APT Pipelines Ltd. 3.875%, 10/11/20223	273,925
70,000	DPL, Inc. 7.250%, 10/15/20211	72,450
87,000	Duquesne Light Holdings, Inc. 6.400%, 9/15/20203	101,255
112,000	Electricite de France S.A. 5.250%, 1/29/20491,2,3	107,072
200,000	Israel Electric Corp. Ltd. 5.625%, 6/21/20183	205,250
262,000	NextEra Energy Capital Holdings, Inc. 7.300%, 9/1/20671,2	289,510
129,000	PPL Capital Funding, Inc. 3.500%, 12/1/20221	123,410

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Principal Amount		Value

	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
$175,000	UIL Holdings Corp. 4.625%, 10/1/2020	$181,050
		1,581,731
	TOTAL CORPORATE BONDS (Cost $18,292,213)	17,389,522

	SOVEREIGNS – 0.7%
200,000	Morocco Government International Bond 4.250%, 12/11/20223	176,040
	TOTAL SOVEREIGNS (Cost $200,522)	176,040

	MUNICIPAL BONDS – 1.9%
125,000	American Municipal Power, Inc. 6.053%, 2/15/2043	134,530
70,000	State of Illinois 7.350%, 7/1/2035	77,134
205,000	State of Maryland 5.000%, 3/1/20231	241,305
	TOTAL MUNICIPAL BONDS (Cost $491,280)	452,969

	U.S. GOVERNMENT AND AGENCIES – 4.4%
109,004	Fannie Mae Pool 6.000%, 7/1/2040	125,962
234,000	United States Treasury Bond 2.750%, 8/15/2042	201,971
	United States Treasury Note
150,000	0.875%, 7/31/2019	142,875
525,000	1.250%, 10/31/2019	509,209
70,000	1.375%, 1/31/2020	68,053
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $1,106,411)	1,048,070

Number of Shares

	PREFERRED STOCKS – 1.2%
	FINANCIAL – 1.2%
2,800	CoBank ACB 6.250%, 12/31/491,2,3	287,613
	TOTAL PREFERRED STOCKS (Cost $299,688)	287,613

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 0.7%
162,728	Federated Treasury Obligations Fund, 0.01%4	$162,728
	TOTAL SHORT-TERM INVESTMENTS (Cost $162,728)	162,728

	TOTAL INVESTMENTS – 99.4% (Cost $24,971,087)	23,824,908
	Other Assets in Excess of Liabilities – 0.6%	155,056

	TOTAL NET ASSETS – 100.0%	$23,979,964

CFC – Cooperative Finance Corporation
LP – Limited Partnership
PLC – Public Limited Company

1	Callable.
2	Variable, floating, or step rate security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

4	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
SUMMARY OF INVESTMENTS
As of June 30, 2013

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financial	30.8%
Communications	12.6%
Energy	8.5%
Utilities	6.6%
Basic Materials	6.1%
Consumer, Non-cyclical	3.0%
Consumer, Cyclical	2.3%
Diversified	1.4%
Industrial	0.9%
Technology	0.3%
Total Corporate Bonds	72.5%
Asset-Backed Securities	9.0%
Commercial Mortgage-Backed Securities	9.0%
U.S. Government and Agencies	4.4%
Sovereigns	0.7%
Municipal Bonds	1.9%
Preferred Stocks
Financial	1.2%
Total Preferred Stocks	1.2%
Short-Term Investments	0.7%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2013

Assets:
Investments, at value (cost $24,971,087)	$23,824,908
Receivables:
Dividends and interest	307,867
Prepaid expenses	45,003
Prepaid offering costs	25,545
Total assets	24,203,323

Liabilities:
Payables:
Investment securities purchased	138,012
Offering costs - Advisor	23,325
Auditing fees	16,017
Offering costs - Related parties	14,180
Transfer agent fees and expenses	9,659
Fund accounting fees	8,386
Administration fees	5,965
Custody fees	1,151
Chief Compliance Officer fees	869
Trustees' fees and expenses	53
Accrued other expenses	5,742
Total liabilities	223,359

Net Assets	$23,979,964

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$25,071,916
Accumulated net investment income	85,873
Accumulated net realized loss on investments	(31,646)
Net unrealized depreciation on investments	(1,146,179)
Net Assets	$23,979,964

Class A Shares:
Net Assets applicable to shares outstanding	$479
Number of shares issued and outstanding	50
Net asset value per share1	$9.56
Maximum sales charge (3.00% of offering price)2	0.30
Maximum offering price to public	$9.86

Class C Shares:
Net Assets applicable to shares outstanding	$479
Number of shares issued and outstanding	50
Net asset value per share3	$9.55

Class I Shares:
Net Assets applicable to shares outstanding	$23,979,006
Number of shares issued and outstanding	2,508,232
Net asset value per share	$9.56

1	A Contingent Deferred Sales Charge ("CDSC") of 1.00% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part with 18 months of purchase.
2	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
STATEMENT OF OPERATIONS
For the Period April 19, 2013* through June 30, 2013

Investment Income:
Interest (net of foreign withholding taxes of $178)	$191,910
Total investment income	191,910

Expenses:
Advisory fees	29,699
Auditing fees	16,017
Transfer agent fees and expenses	11,265
Fund accounting fees	10,945
Administration fees	10,357
Registration fees	9,095
Offering costs	6,061
Miscellaneous	4,273
Legal fees	1,918
Chief Compliance Officer fees	1,726
Trustees' fees and expenses	1,301
Custody fees	1,151
Shareholder reporting fees	1,023
Insurance fees	338
Distribution fees - Class C (Note 7)	1

Total expenses	105,170
Advisory fees waived	(29,699)
Other expenses absorbed	(38,826)
Net expenses	36,645
Net investment income	155,265

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(30,622)
Net change in unrealized appreciation/depreciation on investments	(1,146,179)
Net realized and unrealized loss on investments	(1,176,801)

Net Decrease in Net Assets from Operations	$(1,021,536)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Period
	April 19, 2013*
	through June 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$155,265
Net realized loss on investments	(30,622)
Net change in unrealized appreciation/depreciation on investments	(1,146,179)
Net decrease in net assets resulting from operations	(1,021,536)

Distributions to Shareholders:
From net investment income:
Class A	(2)
Class C	(1)
Class I	(81,002)
Total distributions to shareholders	(81,005)

Capital Transactions:
Net proceeds from shares sold:
Class A	500
Class C	500
Class I	25,000,500
Reinvestment of distributions:
Class A	2
Class C	1
Class I	81,002
Net increase in net assets from capital transactions	25,082,505

Total increase in net assets	23,979,964

Net Assets:
Beginning of period	-
End of period	$23,979,964

Accumulated net investment income	$85,873

Capital Share Transactions:
Shares sold:
Class A	50
Class C	50
Class I	2,500,050
Shares reinvested:
Class A	-	1
Class C	-	1
Class I	8,182
Net increase from capital share transactions	2,508,332

*	Commencement of operations.
1	Amount represented is less than 1 share.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	April 19, 2013*
	through June 30, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.06
Net realized and unrealized loss on investments	(0.47)
Total from investment operations	(0.41)

Less Distributions:
From net investment income	(0.03)

Net asset value, end of period	$9.56

Total return2	(4.11)%	3

Ratios and Supplemental Data:
Net assets, end of period	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.37%	4
After fees waived and expenses absorbed	0.99%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.50%	4
After fees waived and expenses absorbed	2.88%	4
Portfolio turnover rate	15%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	April 19, 2013*
	through June 30, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.04
Net realized and unrealized loss on investments	(0.46)
Total from investment operations	(0.42)

Less Distributions:
From net investment income	(0.03)

Net asset value, end of period	$9.55

Total return2	(4.24)%	3

Ratios and Supplemental Data:
Net assets, end of period	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.12%	4
After fees waived and expenses absorbed	1.74%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.75%	4
After fees waived and expenses absorbed	2.13%	4
Portfolio turnover rate	15%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	April 19, 2013*
	through June 30, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.06
Net realized and unrealized loss on investments	(0.47)
Total from investment operations	(0.41)

Less Distributions:
From net investment income	(0.03)

Net asset value, end of period	$9.56

Total return2	(4.09)%	3

Ratios and Supplemental Data:
Net assets, end of period	$23,979,006

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.12%	4
After fees waived and expenses absorbed	0.74%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.75%	4
After fees waived and expenses absorbed	3.13%	4
Portfolio turnover rate	15%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the  redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2013

Note 1 – Organization
AAM/Cutwater Select Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek current income.  The Fund currently offers three classes of shares: Class A, Class C and Class I.  The Fund commenced investment operations on April 19, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policy consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more

AAM/Cutwater Select Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013

than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $31,606, which are being amortized over a one-year period from April 19, 2013 (commencement of operations).

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.60% of the Fund’s average daily net assets. The Advisor has engaged Cutwater Asset Management (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A),

AAM/Cutwater Select Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013

expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.99%, 1.74% and 0.74% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively, until April 30, 2014.

For the period April 19, 2013 (commencement of operations) through June 30, 2013, the Advisor waived all its fees and absorbed other expenses as totaling $68,525.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. In addition, the Fund’s advisor has agreed to voluntarily waive a portion of its advisory fees on the first $25 million of average daily net assets of the Fund so that such fees will be 0.50% until further notice.  The Fund’s advisor will not seek reimbursement of the advisory fees so waived which was $4,933 for the period April 19, 2013 (commencement date) through June 30, 2013.  At June 30, 2013 the amount of these potentially recoverable expenses was $63,592. The Advisor may recapture all or a portion of this amount no later than June 30 of the year stated below:

2016	$63,592

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period April 19, 2013 (commencement of operations) through June 30, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period April 19, 2013 (commencement of operations) through June 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2013, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$24,971,087

Gross unrealized appreciation	$14,783
Gross unrealized depreciation	(1,160,962)
Net unrealized depreciation on investments	$(1,146,179)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period April 19, 2013 (commencement of operations) through June 30, 2013, permanent differences in book and tax accounting have been reclassified to accumulated net investment income/loss and accumulated net realized gain/loss as follows:

AAM/Cutwater Select Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(10,589)	$11,613	$(1,024)

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$85,873
Undistributed long-term capital gains	-

Tax accumulated earnings	$85,873
Accumulated capital and other losses	(31,646)
Unrealized depreciation	(1,146,179)

Total accumulated deficit	$(1,091,952)

The tax character of distributions paid during the period April 19, 2013 (commencement of operations) through June 30, 2013, was as follows:

Distributions paid from:
Ordinary Income	$81,005
Net long term capital gains	-
Total distributions paid	$81,005

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of June 30, 2013, the Fund had $31,646 of post-October capital loses which are deferred until July 1, 2013 for tax purposes.

Note 5 – Redemption Fees
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the period ended June 30, 2013 the Fund received $0 in redemption fees.

Note 6 – Investment Transactions
For the period April 19, 2013 (commencement of operations) through June 30, 2013, purchases and sales of investments, excluding short-term investments, were $27,553,694 and $2,671,455, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C Shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively,

AAM/Cutwater Select Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013

of the average daily net assets of such shares. Class I Shares are not subject to any distribution or administrative service fees under the plan.

For the period April 19, 2013 (commencement of operations) through June 30, 2013, distribution and administrative service fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2013, in valuing the Fund’s assets carried at fair value:

AAM/Cutwater Select Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013

	Level 1	Level 2	Level 3**	Total
Investments
Asset-Backed Securities	$-	$2,151,471	$-	$2,151,471
Commercial Mortgage-Backed Securities	-	2,156,495	-	2,156,495
Corporate Bonds*	-	17,389,522	-	17,389,522
Sovereigns	-	176,040	-	176,040
Municipal Bonds	-	452,969	-	452,969
U.S. Government and Agencies	-	1,048,070	-	1,048,070
Preferred Stocks	287,613	-	-	287,613
Short-Term Investments	162,728	-	-	162,728
Total Assets	$450,341	$23,374,567	$-	$23,824,908

*	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at June 30, 2013.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the AAM/Cutwater Select Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 19, 2013 (commencement of operations) to June 30, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/Cutwater Select Income Fund as of June 30, 2013, and the results of its operations, the changes in its net assets, and its financial highlights for the period April 19, 2013 to June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2013

AAM/Cutwater Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661 or on the Fund’s website at http://www.aammutualfunds.com. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	65	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	65	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	65	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	65	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	65	None

AAM/Cutwater Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

AAM/Cutwater Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)
At an in-person meeting held on November 28-29, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Fund Advisory Agreements”) between the Investment Advisor and Cutwater Asset Management Corp. (the “Sub-Advisor”) with respect to the AAM/Cutwater Select Income Fund (the “Fund”) for initial two-year terms. In approving the Fund Advisory Agreements, the Board of Trustees, including the Independent Trustees, determined that approval of each Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor and Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; a report comparing the proposed advisory fee and the estimated total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. from its intermediate-term bond universe (the “Peer Group”); the projected profitability to the Investment Advisor of its relationship with the Fund; information provided by the Sub-Advisor about its organization and financial condition, its investment philosophy and process, and personnel providing services to the proposed Fund; the composite performance of Cutwater’s Core Plus Select Income accounts (the “Sub-Advisor’s Accounts”); and the economies of scale and other potential benefits to the Investment Advisor and the Sub-Advisor expected to result from their relationships with the Fund.

The Board noted that they had reviewed information at their in-person meeting on June 19-20, 2012, about various matters regarding the Investment Advisor, including information about the Investment Advisor’s organization and financial condition, its investment philosophy and process, and personnel providing services to the AAM/Bahl & Gaynor Fund series of the Trust, who would be the same as the personnel providing services to the Fund.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Fund Advisory Agreements. Before voting on the Fund Advisory Agreements, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor or the Sub-Advisor were present.

In approving the Fund Advisory Agreements, the Board reviewed the materials and various matters concerning the Investment Advisor, the Sub-Advisor and the Fund. The Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the proposed Fund Advisory Agreements, the Board discussed, among other things, the nature, extent and quality of the services to be provided by the Investment Advisor and Sub-Advisor with respect to the Fund, as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. The Board considered information regarding the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would be responsible for, among other things, the selection, oversight, termination and replacement of sub-advisors, as appropriate; monitoring the Sub-Advisor’s investment of the Fund’s assets; and evaluating the Fund’s performance against appropriate benchmarks and peers.  The Board also

AAM/Cutwater Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

considered its familiarity with the Investment Advisor as the advisor to the AAM/Bahl & Gaynor Fund series of the Trust, and noted that they had previously reviewed and approved the Investment Advisor’s compliance policies and procedures and code of ethics.

The Board also considered information included in the meeting materials regarding the performance of the Sub-Advisor’s Accounts. The Board noted that the composite total returns of the Sub-Advisor’s Accounts net of trading costs and commissions and gross of management fees exceeded the returns of the Barclays Capital U.S. Credit Index for the three-, five- and seven-year periods ended March 31, 2012, and were in the top quartile of eVestment Alliance’s core plus fixed income peer group for the one-, three-, and five-year and since inception (January 2005) periods.  Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor and Sub-Advisor would have the capabilities, resources and personnel necessary to manage the Fund.

Advisory Fee and Expense Ratio
The Board noted that the advisory fee proposed to be paid by the Fund was higher than the median advisory fee of the funds in the Peer Group by 0.125% (and in the 90th percentile of the larger Morningstar category of similar funds up to the $500 million asset level; in that connection, however, the Board noted that the Advisor anticipated waiving a significant portion of its advisory fees during the Fund’s first year of operation).  The Board also considered that the estimated total annual expenses for the Fund net of fee waivers were only 9 basis points higher than the median expenses of the funds in the Peer Group (in the 84th percentile of the larger Morningstar category of similar funds); in that connection, however, the Board also noted that most of the funds in the Peer Group and Morningstar category had substantially greater assets than the anticipated short-term assets of the Fund. The Board also noted the observation by the Investment Advisor’s representatives that the Fund generally would have significantly greater investments in mortgage-backed and asset-backed securities than the funds comprising the Peer Group.

With respect to the Sub-Advisor, the Board noted that the sub-advisory fee proposed to be paid by the Investment Advisor to the Sub-Advisor with respect to the Fund was significantly lower than the Sub-Advisor’s standard fee schedule for its core plus select income separate account clients.  The Board also considered the benefit anticipated to be received by each of the Investment Advisor and the Sub-Advisor as a result of its relationship with the Fund, including the advisory and sub-advisory fees to be paid to the Investment Advisor and Sub-Advisor, respectively, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board and the Independent Trustees concluded that the proposed compensation payable to each of the Investment Advisor and the Sub-Advisor under the respective Fund Advisory Agreement was fair and reasonable in light of the services proposed to be provided by such firm to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s estimated costs and profits with respect to the Fund, noting that the Investment Advisor anticipated waiving a significant portion of its advisory fees during the first year of the Fund’s operations, and determined that the estimated profitability was reasonable.  The Board noted that during the Fund’s startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as Fund assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement.

AAM/Cutwater Select Income Fund
EXPENSE EXAMPLE
For the Period April 19, 2013* through June 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/19/13* to 6/30/13.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/13 to 6/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Actual Performance**	4/19/13*	6/30/13	4/19/13* – 6/30/13
Class A	$ 1,000.00	$ 958.90	$ 1.94
Class C	1,000.00	957.60	3.40
Class I	1,000.00	959.10	1.45
Hypothetical (5% annual return before expenses)^	1/1/13	6/30/13	1/1/13 – 6/30/13
Class A	$ 1,000.00	$ 1,023.02	$ 4.97
Class C	1,000.00	1,021.52	8.72
Class I	1,000.00	1,023.52	3.71

AAM/Cutwater Select Income Fund
EXPENSE EXAMPLE
For the Period April 19, 2013* through June 30, 2013 (Unaudited)

*	Commencement of operations.
**
Expenses are equal to the Fund’s annualized expense ratios of 0.99%, 1.74% and 0.74% for Class A, Class C and Class I, respectively, multiplied by the average account values over the period, multiplied by 73/365 (to reflect the since inception period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratios of 0.99%, 1.74% and 0.74% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM/Cutwater Select Income Fund
a series of the Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road
Monument, Colorado 80132

Sub-Advisor
Cutwater Asset Management
113 King Street
Armonk, New York 10504

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Cutwater Select Income Fund – Class A	CPUAX	46141P 883
AAM/Cutwater Select Income Fund – Class C	CPUCX	46141P 875
AAM/Cutwater Select Income Fund – Class I	CPUIX	46141P 867

Privacy Principles of the AAM/Cutwater Select Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Cutwater Select Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

AAM/Cutwater Select Income Fund
P.O. Box 2175
Milwaukee, WI  53201
(888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2013	FYE 06/30/2012
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2013	FYE 06/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2013	FYE 06/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	9/6/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	9/6/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/6/2013